SUPPLEMENT TO
FIDELITY
BLUE CHIP GROWTH
FUND
PROSPECTUS
DATED SEPTEMBER 19, 1995
   The following information replaces the similar information found in the "Charter" section on page 9:
John McDowell has been manager of Blue Chip Growth since March 1996. Previously, he managed Large Cap Stock. He also managed various accounts and served as a senior vice president for Fidelity Management Trust Company. Mr. McDowell joined Fidelity in 1988.
The following information replaces the similar information found in the "Transaction Details" section on page 28:
FDC collects the proceeds from the fund's 3% sales charge and may pay a portion of them to securities dealers who have sold the fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of the fund's offering price.
The following information replaces the similar information found in the "Waivers" section on page 30:
6. To shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services.